Board of Directors
The CURA Group, Inc.
5101 NW 21 Avenue, Suite 350
Fort Lauderdale, FL  33309


I have audited the accompanying consolidated balance sheet of The CURA Group, Inc., as of December 31, 2001 and the related consolidated statements of income, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The CURA Group, Inc., as of December 31, 2001 and the results of its consolidated operations and its cash flows for the year then ended in conformity with accepted accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that The CURA Group, Inc. will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ William T. Robinson
-----------------------
William T. Robinson
Certified Public Accountant


Coral Springs, Florida
April 26, 2002

                              The CURA Group, Inc.
                           Consolidated Balance Sheet
                                December 31, 2001

                                     Assets
                                     ------

Current Assets
--------------
            Cash in Bank - Restricted                                 $2,611,732
            Accounts Receivable                                          589,350
            Workers Compensation Premium Fund                          2,758,476
            Employee Advances                                             60,521
            Capital Contribution Receivable                            1,000,000
            Non Trade Receivable                                         150,000
            Prepaid Expenses                                              13,057
                                                                          ------
            Total                                                     $7,183,136

Fixed Assets
------------

            Data Processing Equipment                                    244,010
            Office Furniture/Equipment                                    48,187
            Capitalized Software                                         261,718
            Leasehold Improvements                                       117,256
                                                                         -------
                                                                         671,171

            Less: Accumulated Depreciation                              (304,392)
                                                                        ---------
            Cost Less Accumulated Depreciation                           366,779

Other Assets
------------

            Shareholder Advances                                         483,356
            Organization Costs                                             8,786
            Less: Accumulated Amortization                                (4,434)
                                                                          -------
            Organization Costs (net)                                       4,352
            Goodwill                                                       3,199
            Deposits                                                       3,260
                                                                           -----

            Total Assets                                              $8,044,082
                                                                      ==========

                Liabilities And Stockholders Equity (Impairment)
                ------------------------------------------------

Current Liabilities
-------------------

            Cash Overdraft                                               $32,104
            Accounts Payable and Accrued Expenses                      2,418,612
            Payroll Taxes Payable                                        442,190
            401K Contributions Payable                                   154,570
            Client Deposits                                              340,404
            Client Refunds Payable                                       158,007
            Note Payable Current                                       2,744,000
            Workers Compensation Claims Reserve (Current-Portion)      2,382,390
            Workers Compensation Client Claim Funds Deposits             866,047
                                                                         -------

            Total                                                      9,538,324

Other Liabilities
-----------------

            Workers Compensation Claims Reserve (Non Current Portion)  360,138
                                                                       -------

            Total Liabilities                                        9,898,462

Stockholders Equity (Impairment)
--------------------------------

            Common Stock (600,000 shares authorized .01 par value
              51.100 shares issued and 51,001 outstanding)
            Paid in Capital                                          3,801,587
            Accumulated Deficit                                     (5,706,968)
                                                                     -----------

            Total Stockholders Equity (Impairment)                  (1,854,380)
                                                                    -----------

            Total Liabilities And Stockholders Equity (Impairment)  $8,044,082
                                                                    ==========

                              The CURA Group, Inc.
            Consolidated Statement of Income And Accumulated Deficit
                      For The Year Ended December 31, 2001


Revenue - Staff Leasing Income                                                                     $241,206,755
------------------------------

Direct Costs

               Salaries                                              209,403,296
               Payroll Taxes                                          15,645,650
               Benefit Premiums                                        7,467,260
               Workers Compensation                                    6,832,470
               Other Direct Costs                                        221,260
                                                                         -------
               Total                                                                                239,569,936
                                                                                                    -----------


Gross Margin                                                                                         $1,636,819
------------

Operating Expenses
------------------

               Salaries                                                3,191,141
               Payroll Taxes                                             228,977
               General and Administrative Expenses (Sch A)             3,349,600
               Depreciation/Amortization                                 115,491
                                                                         -------

               Total                                                                                  6,885,209
                                                                                                      ---------

Loss From Operations                                                                                ($5,248,390)
--------------------

Other Income (Expenses)
-----------------------

               Interest Expense                                          (23,201)
               Interest Income                                           103,706
                                                                         -------
               Total                                                                                     80,505
                                                                                                        ------
Net Loss For Year                                                                                   ($5,167,885)
-----------------

Accumulated Deficit 1/1/01                                                                             (539,083)
--------------------------                                                                             ---------

Accumulated Deficit 12/31/01                                                                        ($5,706,968)
----------------------------                                                                        ------------

                              The CURA Group, Inc.
            Consolidated Statement of Income And Accumulated Deficit
                      For The Year Ended December 31, 2001

              Schedule A - General and Administrative Expenses

Internal Employee Benefit Costs                                      $240,032
Rent Expense                                                          398,891
Advertising                                                             9,194
Bad Debt Expense                                                      170,925
Bank Charges                                                          161,673
Commissions / Referral Fees                                           562,427
Data Processing                                                        62,167
Donations                                                              29,165
Dues and Subscriptions                                                 32,162
Professional Fees                                                     438,055
Insurance                                                              89,890
Travel and Entertainment                                              297,279
Marketing                                                             117,736
Office Expense                                                         65,308
Postage and Courier                                                   112,606
Printing Costs and Stationary                                         114,363
Recruiting and Relocation                                              57,510
Repairs & Maintenance                                                  78,041
Taxes and Licenses                                                     41,515
Telephone and Utilities                                               111,627
Temporary Labor                                                        20,926
Seminars / Training Costs                                              71,927
Miscellaneous                                                          22,124
Penalties                                                              44,057
                                                                       ------

Total                                                              $3,349,600
                                                                   ----------

                              The CURA Group, Inc.
                      Consolidated Statement Of Cash Flows
                      For The Year Ended December 31, 2001




Cash Flows From Operating Activities
------------------------------------

         Net (Loss)                                                                         ($5,167,885)
         Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities
         Provision for Depreciation and Amortization                                            115,491
         Changes in Assets and Liabilities
           Increase in Restricted Cash                                                       (2,611,732)
           Decrease in Accounts Receivable                                                      207,848
           Increase in Workers Comp Premium FD                                               (2,758,476)
           Increase Non Trade Receivable                                                       (150,000)
           Increase in Employee Advances                                                        (37,844)
           Decrease in Prepaid Expenses                                                           9,371
           Increase in Accts Payable/Accrued Expenses                                         2,393,278
           Increase in Payroll Taxes Payable                                                    292,546
           Increase in 401K Contributions Payable                                                78,689
           Increase in Client Deposits                                                          340,404
           Increase in Client Refund Payable                                                    158,007
           Increase Workers Compensation Claim Reserve                                        1,651,460
           Increase Workers Compensation Client Funds                                           866,047
                                                                                            -----------

         Net Cash Flows Utilized By Operating Activities                                    ($4,612,796)
                                                                                            -----------

Cash Flows From Investing Activities
------------------------------------

         Purchases Fixed Assets                                                               ($274,416)
                                                                                            -----------

         Net Cash Flows Utilized by Investing Activities                                      ($274,416)
                                                                                            -----------

Cash Flows From Financing Activities
------------------------------------

           Increase in Cash Overdraft                                                           $32,104
           Increase - Note Payable - Current                                                  2,744,000
           Shareholders Additional Paid in Capital                                            3,300,000
           Increase in Shareholders Advances                                                   (391,356)
           Increase Capital Contribution Receivable                                          (1,000,000)
                                                                                            -----------

         Net Cash Flows Provided By Financing Activities                                     $4,684,748
                                                                                            -----------


Net Decrease in Cash                                                                          ($202,464)
-------------------

Cash January 1, 2001                                                                           $202,464
-------------------                                                                         -----------

Cash December 31, 2001                                                                             None
----------------------

                              The CURA Group, Inc.
                   Notes to Consolidated Financial Statements
                                December 31, 2001





Note 1            Nature of Organization and Operations:
---------         --------------------------------------

                  The CURA Group, Inc., (The Company) is a closely held Florida Corporation. The financial statements presented are consolidated which involve The CURA Group, Inc., The CURA Group II, Inc., and The CURA Group III, Inc. Their business is providing employee-leasing service pursuant to Chapter 468,
                  Part XI of the Florida Statutes and Rule 61G7 of the Florida Administrative Code. The Company operates under license number GL-0000088. In addition, to its operation in Florida, The Company operates a branch office in Atlanta, Georgia. The Company is licensed or registered as a professional employer organization in an additional five states and services clients with employees in a total of 35 states and Puerto Rico.

Note 2            Summary of Significant Accounting Policies:
---------         -------------------------------------------

                  Revenue Recognition - The Company provides services for clients under contractual arrangements, which include cost reimbursements plus an administrative fee and profit on workers compensation and employment taxes. Clients are invoiced in accordance with their payroll cycle either weekly or bi-weekly. Invoices are payable upon presentation and remittance are received via client check or through the Automated Clearing House (ACH) system.

                  Provisions  for   Depreciation  -  The  Company  provides  for
                  depreciation using accelerated methods in accordance with The Tax Reform Act of 1986 over the following statutory periods.

                          Capitalized Software               5 years
                          Data Processing Equipment          5 years
                          Office Furniture                   7 years
                          Leasehold Improvements             7 years

                  Additions and major renewals to equipment are capitalized. Repairs and maintenance are charged to expense when incurred. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts and any gain or loss is reflected as an "other income" (expenses) item.

                  Amortization of Organization Costs - Organization Costs are amortized on a straight line basis for a period of 120 months.

                  Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

                  Uses of Estimates - The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3            Restricted Cash:
------            ----------------

                  The Company has accounts on deposit with First Union National Bank that are utilized as security for various Company obligations. The accounts consist of the following as of December 31, 2001.


                 Type of Account                   Account Balance                  Description of Obligation
                                                   December 31, 2001                Secured
                 ---------------------------------------------------------------------------------------------------

                 Money Market                      $  706,067                       Line Of Credit
                                                                                    (Note 4)

                                                                                    Letter of Credit
                                                                                    2000 Workers Compensation Claims
                                                                                    (Note 7)

                                                                                    Line of Credit
                 Money Market                      $1,754,106                       (Note 4)

                 Certificate of Deposit                                             Line of Credit
                 Dated - 7/6/01                                                     (Note 4)
                 Term 13 months                    $   76,279

                 Certificate of Deposit                                             Letter of Credit
                 Dated - 10/18/01                                                   1998 Workers Compensation Claims
                 Term 12 months                    $   75,280                       (Note 7)
                                                   ----------

                 Total                             $2,611,732
                                                   ==========

Note 4            Note Payable - Line of Credit:
---------         ------------------------------

                  The Company is indebted on the following obligation as of December 31, 2001.

                  Note Payable - First Union National Bank of Florida
                           Line of Credit Note date September 7, 2001. Maximum amount of note is $3,129,000. The proceeds are utilized for the general commercial purposes of The Company. Terms - periodic monthly payments of interest only with the entire principal and accrued interest payable in full on September 7, 2002. Interest Rate - LIBOR Market index rate plus 155 basis points. The interest rate as of December 31, 2001 is 3.424%.
                           The loan is secured by a perfected security interest in the following: 1) Company money market account deposited with the lender in the amount of $706,067,
                           2) Company money market account deposited with the lender in the amount of $1,754,106, and 3) Company certificate of deposit with lender in the amount of $76,279. In addition, the Bank has a perfected security interest in two certificates of deposit with bank in the names of the shareholders, which total $500,000 plus accrued interest. The bank also has a mortgage lien on certain commercial real property located in Coral Springs, Florida. The property is an asset of Sawgrass One, Inc., a Florida Corporation whose principal shareholders are Danny L. Willard and Alan B. Willard.
                           The line of credit is unconditionally guaranteed by Alan B. Willard, Jane L. Willard, Danny L. Willard and Celeste Willard.

                           Note Balance December 31, 2001       $2,744,000

Note 5            Workers Compensation Premium Fund


                  On October 3, 2001, The Company entered into an exposure buy back policy with North Rock Insurance Company Limited of Hamilton, Bermuda. The premium for the policy was $2,780,000 and the policy is for claims exposure for the 2001 calendar year. The insurers maximum liability under this policy shall not exceed the sum of all claims actually paid by The Company plus earned investment income attributed to the premium fund less return premiums received by the Insured and less the expense charge in excess of the aggregate retention. The aggregate retention is $919,000. As of December 31, 2001 the premium fund balance is $2,758,476 determined as follows:

                         Premium Paid                      $2,780,000
                         Add:  Investment Income               28,510
                         Less:  Management Fees               (50,000)
                                 Bank Charges                     (34)
                                                           -----------

                         Fund Balance 12/31/01              $2,758,476


Note 6            Leases:
------            -------

                  The Company conducts its primary operations in office facilities located in Fort Lauderdale, Florida under a non-cancelable operating lease through October 2003. In addition, The Company has lease obligations for data processing equipment, office furniture and equipment through January 2004. In March 2002 The Company entered into a 3-year lease for the Atlanta operation. In this connection, rent expense for the period ended December 31, 2001 relative to these leases amounted to approximately $398,900.


                  Approximate future minimum lease payments applicable to all leases are as follows:

                          Year ended December 31, 2002             $362,400
                          Year ended December 31, 2003              201,100
                          Year ended December 31, 2004               79,300
                          Year ended December 31, 2005               26,500
                                                                 ----------

                                  Total                            $669,300
                                                                   --------

Note 7            Workers Compensation Reserve
------            ----------------------------

                  The estimated reserve for workers compensation as of December 31, 2001 has been computed as follows:




                                         Estimated Required        Less Expected Client        Adjusted Est.
                Period                             Reserves               Reimbursement       Req. Reserves
                ------                             --------               -------------       -------------

     12/31/97 - 12/31/98                            $70,343                          $0             $70,343
     12/31/98 - 12/31/99                            103,702                       2,243             101,459
     12/31/99 - 12/31/00                            137,777                      81,794              55,983
     12/31/00 -12/31/01                           4,090,528                   1,783,285           2,307,243
                                                  ---------                   ---------           ---------

     Sub Totals                                  $4,402,350                  $1,867,322          $2,535,028

     Less Provision for
     Uncollectible Accts.                                                     (207,500)            207,500
                                                                              ---------            -------

     Totals                                      $4,402,350                  $1,659,822          $2,742,528
                                                 ----------                  ----------          ----------

     Current Portion                                                                             $2,382,390

     Non Current Portion                                                                           $360,138




                  For  reserves   associated   with  policy  period  12/31/97  -
                  12/31/98, The Company has an irrevocable letter of credit in the amount of $75,000 issued by First Union National Bank.

                  For  reserves   associated   with  policy  period  12/31/99  -
                  12/31/00, The Company has an irrecoverable letter of credit in the amount of $1,595,000 issued by First Union National Bank.

                  See Note 3 - Restricted Cash as to security for letters of credit.

                 The expected clients reimbursement is a component of contractual agreements with certain entities and The Company associated with cost responsibilities for workers compensation claims costs. Of the total expected client reimbursement of $1,867,322, there are letters of credit from the clients that total $128,769. The balance of the expected reimbursement equally $1,738,553 is unsecured. The Company has established an estimated reserve of $207,500 of this amount as uncollectible.

                  The significance of the unsecured portion of the expected client reimbursements is that The CURA Group, Inc. is obligated to pay the insurance carrier irrespective of whether the client company remits their contribution.

                  As referenced in Note 5 The Company has established a premium claim fund with North Rock Insurance Company Limited to fund claims for period 12/31/00 - 12/301/01.



Note 8           Accounts Payable/ Accrued Expenses
------           ----------------------------------

                  As of December 31, 2001, the following comprise accounts payable / accrued expenses.


                  Workers Compensation Premiums Payable             $   162,483
                  Workers Compensation Claims Payable                 1,247,383
                  Health Insurance Premium Payable                      634,729
                  Commissions                                            53,413
                  Bank Fees                                             157,331
                  Tax Penalties                                          44,057
                  Trade Payables                                        119,216
                                                                  -------------


                           Total                                     $2,418,612

Note 9           Paid In Capital
------           ---------------

                  Paid in Capital 12/31/00 - The CURA Group Inc.         $    482,277
                  Paid in Capital 12/31/00 - The CURA Group II, Inc.           19,310
                                                                         -------------
                                    Balance 12/31/00                     $     501,587


                  Additional Paid in Capital
                           1/1/01 - 12/31/01                             $   3,300,000

                                                                         -------------
                  Balance 12/31/01                                       $   3,801,587






                  Accumulated Deficit
                  -------------------

                  Accumulated Deficit  12/31/00

                           The CURA Group Inc                            $    (466,441)
                           The CURA Group II, Inc.                             (70,310)
                           The CURA Group III, Inc.                             (2,332)
                                                                         -------------

                         Total                                                (539,083)


                  Net Loss Year - 2001                                      (5,167,885)
                                                                         -------------

                  Accumulated Deficit 12/31/01                            $(5,706,968)
                                                                         -------------

Note 10  Income Taxes
-------  ------------

                  The CURA Group Inc and CURA Group II, Inc via a valid election by its Stockholders is taxed as a Small Business Corporation (Chapter "S" Corporation). As an "S" Corporation, The Company generally pays no tax and the income (losses) are passed thru to the Stockholders. The CURA Group III, Inc., a Chapter "C" Corporation has a net operating loss carry forward of $1,959,000.


Note 11  Employee Benefit Plans:
-------  -----------------------


                  The Company offers a 401K savings plan, which can be adopted by the various client co-employers. The eligible employees are able to contribute from 1% to 15% of their annual compensation subject to statutory limitations as set forth by the Internal Revenue Service. The various co-employers elect individually to match salary deferrals at various percentages.

                  For internal CURA Group, Inc. employees, the contribution amounts to approximately $25,200 for the year ended December 31, 2001.


Note 12  Related Party Transactions
-------  --------------------------

                  The Company has a client, Willard Brothers Construction Inc, a Florida Corporation which is 100% owned by the shareholders of The CURA Group, Inc. The Company received net fees for services in 2001, which totaled $437,000.


Note 13  Going Concern Issues
-------  --------------------

                  As referenced in the auditors report The Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. In addition, The Company operates under rules promulgated by Florida Statutes Chapter 468, Part XI and Chapter 61G7 of the Florida Administrative Code.

                  The financial requirements for continuing licensure include maintaining a positive tangible net worth and working capital. As of December 31, 2001, The Company fails to meet these requirements with a tangible net worth deficiency of $1,861,931 and a working capital deficiency of $2,355,188. The maximum penalty which may be imposed include suspension or revocation of license.

Note 14  Subsequent Events
-------  -----------------

                  On March 4, 2002, The Shareholders of The Company entered into a letter of intent to sell thirty (30) percent of the issued and outstanding shares of stock in The Company to Certified Services, Inc., a public owned and traded Nevada Corporation
                  (CSRV) whose principal offices are located in Louisville, Kentucky. The purchase price is comprised of a note payable in the principal amount of two million seven hundred thousand dollars at 6% interest payable in equal principal payments of $100,000 per month plus interest commencing 90 days after the closing. In addition, the Shareholders will be issued 2,000,000 shares of common stock of CSRV. These common shares issued shall be restricted securities as defined by Rule 144 under The Securities Act of 1933. The agreement also provides for an earn-out payment for an additional 1,000,000 shares related to year 2002 earnings (EBITDA) as defined in the letter of intent.

                  As an additional consideration for the sale, the sellers will be released as personal guarantors and obtain collateral release on those certificates of deposits and real estate securing that certain Company line of credit as described in
                  Note 4.

                  The purchasers have also entered into an option agreement to purchase the remaining seventy (70) percent of the issued and outstanding shares on January 1, 2003 for the sum of one dollar. As the remaining 70 percent is being offered at a bargain price the potential to consider this transaction a deemed sale of 100% of the issued and outstanding stock exists. Under the terms of the insurance contract with Continental Casualty Company the workers compensation provider, the carrier has the right to require the insured to increase the collateral by an amount not to exceed the maximum incurred losses if there is a material change of ownership of the insured. A material change of ownership includes investor(s) acquiring more than 30% of the voting shares of the insured. The cost associated with the increase of collateral is an amount in excess of ten million dollars. The financial statements do not include the potential economic impact of this matter.